                                                                   EXHIBIT 99.23


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Great Independence Ship Co.,


                                                        Case Number 01-10969 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Great Independence Ship Co., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Great Independence Ship Co.
                                       Two North Riverside Plaza
                                       Suite 200
                                       Chicago, IL 60606-2609

                        UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT INDEPENDENCE SHIP CO.                    Case Number:01-10969(EIK)





                       SCHEDULE OF ASSETS AND LIABILITIES





Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

            In re:GREAT INDEPENDENCE SHIP CO. Case No:01-10969(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.
Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.


                                                   ATTACHED
      NAME OF SCHEDULE                              (YES/NO)        ASSETS               LIABILITIES
A.  Real Property                                     Yes               $0.00

B.  Personal Property                                 Yes      $95,522,326.81

D.  Creditors Holding Secured Claims                  Yes                               $24,849,733.00
E.  Creditors Holding Unsecured Priority Claims       Yes                                   $42,473.70

F.  Creditors Holding Unsecured Nonpriority Claims    Yes                               $85,102,199.00

G.  Executory Contracts and Unexpired Leases          Yes

H.  Codebtors                                         Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)            No

J.  Current Expenditure of Individual Debtor(s)       No

             TOTALS                                            $95,522,326.81          $109,994,405.70

GREAT INDEPENDENCE SHIP CO.                                     01-10969 (EIK )
         Debtor                                                     Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                      UNITED STATES BANKRUPTCY COURT
                      DISTRICT OF DELAWARE

GREAT INDEPENDENCE SHIP CO.                               01-10969 (EIK )
       Debtor                                                Case No.

                           SCHEDULE A - REAL PROPERTY


                                                                Net Book Value
                                                            of Debtor's Interest
                                                            in Property, Without
                                                            Deducting any Secured
Description and Location      Nature of Debtor's             Claim or Exemption           Amount of
of Property                   Interest in Property                                        Secured Claim
          -None-

                                 Total Debtor -

                                 Total -

                      UNITED STATES BANKRUPTCY COURT
                      DISTRICT OF DELAWARE


GREAT INDEPENDENCE SHIP CO.                               01-10969 (EIK )
       Debtor                                                Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."



                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                 DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                                NONE         OF PROPERTY                   VALUE(*)
1    Cash on hand.                                                               SEE EXHIBIT-B1                $60,963.48

2    Checking, savings or other financial accounts, certificates                 SEE EXHIBIT-B2                 $3,542.35
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3    Security deposits with public utilites, telephone                X          NONE                               $0.00
     companies, landlords and others.

4    Household goods and furnishings, including audio, video          X          NONE                               $0.00
     and computer equipment.

5    Books, pictures and other art objects, antiques, stamp,                     SEE EXHIBIT-B5                     $0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6    Wearing apparel.                                                 X          NONE                               $0.00

7    Furs and jewelry.                                                X          NONE                               $0.00

8    Firearms and sports, photographic and other hobby                X          NONE                               $0.00
     equipment.

9    Interests in insurance policies. Name of insurance               X          NONE                               $0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                         X          NONE                               $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit       X          NONE                               $0.00
      sharing plan.

12.  Stock and interest in incorporated and unincorporated            X          NONE                               $0.00
      businesses.

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                 DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                                NONE         OF PROPERTY                   VALUE(*)
13.  Interest in partnerships or joint ventures.                      X          NONE                                   $0.00

14.  Government and corporate bonds and other negotiable              X          NONE                                   $0.00
      and non-negotiable instruments.

15.  Accounts receivable.                                                        SEE EXHIBIT-B15               $39,693,247.26

16.   Alimony, maintenance, support and property settlements          X          NONE                                   $0.00
       to which the debtor is or may be entitled.

17.   Other liquidated debts owing debtor including tax refunds.                 SEE EXHIBIT-B17                  $233,741.00

18.  Equitable future interests, life estates, and rights or          X          NONE                                   $0.00
      powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a             X          NONE                                   $0.00
      decedent, death benefit plan, life insurance policy or
      trust

20.  Other contingent and unliquidated claims of every nature,                   SEE EXHIBIT-B20                        $0.00
      including tax refunds, counterclaims of the debtor and
      rights to setoff claims.

21.  Patents, copyrights and other intellectual property.             X          NONE                                   $0.00

22.  Licenses, franchises and other general intangibles.                         SEE EXHIBIT-B22                        $0.00

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                 DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                                NONE         OF PROPERTY                   VALUE(*)
23.  Automobiles, trucks, trailers and other vehicles and             X          NONE                                   $0.00
      accessories.

24.  Boats, motors and accessories.                                              SEE EXHIBIT-B24               $24,032,677.21

25.  Aircraft and accessories.                                        X          NONE                                   $0.00

26.  Office equipment, furnishings and supplies.                      X          NONE                                   $0.00

27.  Machinery, fixtures, equipment and supplies used in              X          NONE                                   $0.00
      business.

28.  Inventory.                                                                  SEE EXHIBIT-B28                $1,148,206.76

29.  Animals.                                                         X          NONE                                   $0.00

30.  Crop - growing or harvested.                                     X          NONE                                   $0.00

31.  Farm equipment and implements.                                   X          NONE                                   $0.00

32.  Farm supplies, chemicals and feed.                               X          NONE                                   $0.00

33.  Other personal property of any kind not already listed.                     SEE EXHIBIT-B33               $30,349,948.75

                                                              TOTAL:                                           $95,522,326.81

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 1 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
274          PETTY CASH IN TRANSIT           IN TRANSIT TO THE OFFICE                   $60,963.48

                                                                        TOTAL           $60,963.48

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 2 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
70           GREAT INDEPENDENCE SHIP CO. - STEAMER    BANK OF HAWAII                             $3,542.35
             ACCOUNT NUMBER 0001-029126               111 SOUTH KING STREET
                                                      HONOLULU, HI 96813

                                                                             TOTAL               $3,542.35

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 3 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
541

                                                                   TOTAL                         $0.00



Amounts are included in B26 and B27.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 4 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
513          CREDIT CARD RECEIVABLES                   PAYMENT TECH, AMERICAN EXPRESS,                 $162,634.93
                                                       NOVUS (DISCOVER) & DINER'S CLUB

406          INTERCOMPANY RECEIVABLES                  AMERICAN CLASSIC VOYAGES CO.                  $8,297,417.80

407          INTERCOMPANY RECEIVABLES                  AMERICAN HAWAIIAN PROPERTIES CORPORATION        $747,034.73

408          INTERCOMPANY RECEIVABLES                  GREAT AQ STEAMBOAT, LLC                           $4,881.60

409          INTERCOMPANY RECEIVABLES                  GREAT HAWAIIAN CRUISE LINE, INC.                 $82,318.85

410          INTERCOMPANY RECEIVABLES                  GREAT HAWAIIAN PROPERTIES CORPORATION        $28,898,393.97

411          INTERCOMPANY RECEIVABLES                  GREAT OCEAN CRUISE LINE, LLC                      $2,195.09

517          INTERCOMPANY RECEIVABLES                  OCEANIC SHIP CO.                              $1,172,074.09

413          INTERCOMPANY RECEIVABLES                  PROJECT AMERICA SHIP I, INC.                    $277,329.74

414          INTERCOMPANY RECEIVABLES                  PROJECT AMERICA, INC.                            $21,415.35

415          INTERCOMPANY RECEIVABLES                  THE DELTA QUEEN STEAMBOAT CO.                    $27,551.11

                                                                  TOTAL                             $39,693,247.26

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 5 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
225          TAX REFUNDS                              GREAT INDEPENDENCE SHIP CO. -- HAWAII      $233,741.00

                                                                             TOTAL               $233,741.00



Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 2 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
575

                                                          TOTAL                                  $0.00



Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 7 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
484          LIQUOR LICENSE                           STATE OF HAWAII                            UNKNOWN
             LICENSE/CERTIFICATE# NOT AVAILABLE

                                                           TOTAL                                 $0.00

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 8 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24

ASSET ID     DESCRIPTION                              LOCATION                                   NET BOOK  VALUE
45           VESSEL                                   700 BISHOP STREET, SUITE 800               $24,032,677.21
                                                      HONOLULU, HI 96813

                                                      TOTAL                                      $24,032,677.21



The S.S. Independence is an 860-passenger berth cruise ship and was abandoned to the Maritime Administration, the secured creditor, after filing.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 9 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

ASSET ID     DESCRIPTION                                       LOCATION                                   NET BOOK  VALUE
471          INVENTORY:                                        GREAT INDEPENDENCE                         $1,148,206.76
             FOOD, BEVERAGE, HOTEL SUPPLY, GIFTSHOP, TECH
             CONSUMABLES, DIESEL FUEL

                                                               TOTAL                                      $1,148,206.76



Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                        PAGE 10 OF 10

In re:  GREAT INDEPENDENCE SHIP CO.                     Case No. 01-10969 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

ASSET ID     DESCRIPTION                             LOCATION                                   NET BOOK  VALUE
520          DEFERRED LOAN COSTS                     700 BISHOP STREET, SUITE 800                    $709,459.82
                                                     HONOLULU, HI 96813

521          PRE-PAID EXPENSES                       700 BISHOP STREET, SUITE 800                        $294.26
                                                     HONOLULU, HI 96813

522          PRE-PAID GUARANTY FEES                  700 BISHOP STREET, SUITE 800                     $16,615.13
                                                     HONOLULU, HI 96813

61           VESSEL IMPROVEMENTS                     700 BISHOP STREET, SUITE 800                 $19,041,982.52
                                                     HONOLULU, HI 96813

49           VESSEL IMPROVEMENTS - 10 YEARS          700 BISHOP STREET, SUITE 800                  $8,429,757.58
                                                     HONOLULU, HI 96813

46           VESSEL IMPROVEMENTS - 3 YEARS           700 BISHOP STREET, SUITE 800                    $299,110.98
                                                     HONOLULU, HI 96813

47           VESSEL IMPROVEMENTS - 5 YEARS           700 BISHOP STREET, SUITE 800                  $1,263,504.88
                                                     HONOLULU, HI 96813

48           VESSEL IMPROVEMENTS - 7 YEARS           700 BISHOP STREET, SUITE 800                    $589,223.58
                                                     HONOLULU, HI 96813

                                                                    TOTAL                         $30,349,948.75

                         UNITED STATES BANKRUPTCY COURT
                                DISTRICT OF DELAWARE

In re:GREAT INDEPENDENCE SHIP CO.                   Case Number:01-10969 (EIK )

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.



                                  See Attached

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                               Date                   Amount
Sub Schedule                   SECURED BANK DEBT

US DEPT OF TRANSPORTATION                                         X    X        X       X
400 SEVENTH STREET, SW         PRINCIPAL AMOUNT: $24,291,000.00
WASHINGTON  DC  20590          INTEREST: $558,733.00
Creditor: 127054 - 27
                               TRUST INDENTURE DATED 12/7/95      X    X        X
                               FINANCING FOR "SS INDEPENDENCE"
                                                                                                   $24,849,733.00     $.00

           Total Sub Schedule:                                                                     $24,849,733.00    $0.00

             Total Schedule D:                                                                     $24,849,733.00    $0.00

                                                                                                   $24,849,733.00    $0.00

                       UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT INDEPENDENCE SHIP CO.              Case Number:01-10969 (EIK )

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and completeSchedule H - Codebtors.If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS(Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

      Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

      Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

      Contributions to Employee Benefit Plans

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

      Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                        UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

 In re: GREAT INDEPENDENCE SHIP CO.                 Case Number:01-10969 (EIK )

      Deposits by Individuals

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C.ss.507(a)(6).

         Alimony, Maintenance, or Support

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         Taxes and Certain Other Debts Owed to Government Units

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.Css.507(a)(8).

         Commitments to Maintain the Capital of an Insured Depository
         Institution

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

         Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.




                                  See Attached

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date              Amount
Sub Schedule                        TAXING AUTHORITIES
 AUGUSTA BOARD OF EDUCATION         10/19/2001                 X      X        X
 307 BRACKEN STREET
 AUGUSTA  KY  41002
 Creditor: 21316 - 03

                                                                                                         $.00       UNKNOWN

 BUREAU OF TAXATION                 10/19/2001                 X      X        X
 SALES TAX SECTION
 AUGUSTA  MA  04332-1065
 Creditor: 21387 - 03

                                                                                                         $.00       UNKNOWN

 BUREAU OF TOBACCO AND FIREARMS     10/19/2001                 X      X        X
 FLOOR STOCKS TAX
 P.O. BOX 371951
 PITTSBURGH  PA  15251-7951
 Creditor: 21423 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF DOVER                      10/19/2001                 X      X        X
 CITY TAX COLLECTOR
 ATTN: JAMES SCURLOCK
 P.O. BOX 447
 DOVER  TN  37058
 Creditor: 21439 - 03

                                                                                                         $.00       UNKNOWN

 CITY TREASURER                     10/19/2001                 X      X        X
 ATTN: CARL LEVI
 102 CITY HALL
 CHATTANOOGA  TN  37402-4284
 Creditor: 21433 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF ASHLAND                    10/19/2001                 X      X        X
 ATTN: PSC TAX
 P.O. BOX 1839
 ASHLAND  KY  41105-1839
 Creditor: 21315 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF AUGUSTA                    10/19/2001                 X      X        X
 BOX 85
 AUGUSTA  KY  41002
 Creditor: 21317 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF BELLEVUE                   10/19/2001                 X      X        X
 616 POPLAR
 BELLEVUE  KY  41073
 Creditor: 21320 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF BROMLEY                    10/19/2001                 X      X        X
 226 BOONE STREET
 BROMLEY  KY  41016
 Creditor: 21322 - 03

                                                                                                         $.00       UNKNOWN

                                                                     Page 1 of 22                       $0.00       $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 CITY OF CALIFORNIA                 10/19/2001                 X      X        X
 P.O. BOX 25
 CALIFORNIA  KY  41007
 Creditor: 21326 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF CARROLLTON                 10/19/2001                 X      X        X
 P.O. BOX 156
 750 CLAY STREET
 CARROLLTON  KY  41008
 Creditor: 21328 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF CATLETTSBURG               10/19/2001                 X      X        X
 P.O. BOX 533
 CATLETTSBURG  KY  41129
 Creditor: 21329 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF CLARKSVILLE                10/19/2001                 X      X        X
 TAX COLLECTOR
 P.O. BOX 928
 CLARKSVILLE  TN  37041-0928
 Creditor: 21436 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF CLOVERPORT                 10/19/2001                 X      X        X
 227 WEST MAIN
 CLOVERPORT  KY  40111
 Creditor: 21332 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF COVINGTON                  10/19/2001                 X      X        X
 638 MADISON AVENUE
 COVINGTON  KY  41011
 Creditor: 21333 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF DAYTON                     10/19/2001                 X      X        X
 514 6TH AVENUE
 DAYTON  KY  41074
 Creditor: 21335 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF EDDYVILLE                  10/19/2001                 X      X        X
 P.O. BOX 744
 EDDYVILLE  KY  42038
 Creditor: 21336 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF FORT THOMAS                10/19/2001                 X      X        X
 130 N. FT. THOMAS AVENUE
 FORT THOMAS  KY  41075
 Creditor: 21340 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 2 of 22                                                        $0.00       $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES

 CITY OF GHENT                      10/19/2001                 X      X        X
 P.O. BOX 333
 GHENT  KY  41045
 Creditor: 21344 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF HAWESVILLE                 10/19/2001                 X      X        X
 P.O. BOX 157
 HAWESVILLE  KY  42348
 Creditor: 21347 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF HENDERSON                  10/19/2001                 X      X        X
 P.O. BOX 716
 HENDERSON  KY  42419
 Creditor: 21349 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF KUTTAWA                    10/19/2001                 X      X        X
 P.O. BOX 400
 KUTTAWA  KY  42055
 Creditor: 21352 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF LEWISPORT                  10/19/2001                 X      X        X
 P.O. BOX 22
 LEWISPORT  KY  42351
 Creditor: 21354 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF LOUISVILLE TREASURER       10/19/2001                 X      X        X
 611 W. JEFFERSON STREET
 LOUISVILLE  KY  40202-2763
 Creditor: 21355 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF LUDLOW                     10/19/2001                 X      X        X
 P.O. BOX 16188
 LUDLOW  KY  41016
 Creditor: 21357 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF MAYSVILLE                  10/19/2001                 X      X        X
 216 BRIDGE STREET
 MAYSVILLE  KY  41056
 Creditor: 21359 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF MELBOURNE                  10/19/2001                 X      X        X
 502 GARFIELD AVENUE
 MELBOURNE  KY  41059
 Creditor: 21361 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 3 of 22                                                        $0.00       $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 CITY OF MEMPHIS TREASURER          10/19/2001                 X      X        X
 125 N. MAIN ROOM 375
 MEMPHIS  TN  38103-2080
 Creditor: 21446 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF MENTOR                     10/19/2001                 X      X        X
 CITY CLERK
 P.O. BOX 3
 MENTOR  KY  41007
 Creditor: 21362 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF MILTON                     10/19/2001                 X      X        X
 10179 HIGHWAY 421 N.
 MILTON  KY  40045
 Creditor: 21363 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF NEW ORLEANS                10/19/2001                 X      X        X
 DEPARTMENT OF FINANCE
 BUREAU OF REVENUE
 P.O. BOX 61840
 NEW ORLEANS  LA  70161-1840
 Creditor: 21385 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF NEWPORT                    10/19/2001                 X      X        X
 FINANCE DEPARTMENT
 998 MONMOUTH STREET
 NEWPORT  KY  41071-2184
 Creditor: 21365 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF OWENSBORO                  10/19/2001                 X      X        X
 101 EAST 4TH STREET
 OWENSBORO  KY  42303
 Creditor: 21367 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF PADUCAH                    10/19/2001                 X      X        X
 FINANCE OFFICE
 P.O. BOX 2697
 PADUCAH  KY  42002-2697
 Creditor: 21369 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF RUSSELL                    10/19/2001                 X      X        X
 P.O. BOX 394
 RUSSELL  KY  41169
 Creditor: 21371 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF SILVER GROVE               10/19/2001                 X      X        X
 308 OAK STREET
 P.O. BOX 417
 SILVER GROVE  KY  41085
 Creditor: 21372 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 4 of 22                                                        $0.00       $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 CITY OF SMITHLAND                  10/19/2001                 X      X        X
 P.O. BOX 287
 SMITHLAND  KY  42081
 Creditor: 21373 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF WARSAW                     10/19/2001                 X      X        X
 CITY CLERK
 101 WEST MARKET STREET
 P.O. BOX 785
 WARSAW  KY  41095
 Creditor: 21376 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF WEST POINT                 10/19/2001                 X      X        X
 509 ELM STREET
 WEST POINT  KY  40177
 Creditor: 21378 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF WICKLIFFE KENTUCKY         10/19/2001                 X      X        X
 TAX COLLECTOR
 P.O. BOX 175
 WICKLIFFE  KY  42087
 Creditor: 21379 - 03

                                                                                                         $.00       UNKNOWN

 CITY OF WURTLAND                   10/19/2001                 X      X        X
 CITY CLERK/TREASURER
 500 WURTLAND AVENUE
 WURTLAND  KY  41144
 Creditor: 21381 - 03

                                                                                                         $.00       UNKNOWN

 COMPTROLLER OF PUBLIC ACCOUNTS     10/19/2001                 X      X        X
 111 E 17TH STREET
 AUSTIN  TN  78774-0100
 Creditor: 21458 - 03

                                                                                                         $.00       UNKNOWN

 COMPTROLLER OF PUBLIC ACCOUNTS     10/19/2001                 X      X        X
 111 E 17TH STREET
 AUSTIN  TN  78774
 Creditor: 21457 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF BALLARD                  10/19/2001                 X      X        X
 SHERIFF TODD COOPER
 P.O. BOX 565
 WICKLIFFE  KY  42087
 Creditor: 21380 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF BENTON TRUSTEE           10/19/2001                 X      X        X
 ATTN: SHERRY BEASLEY
 1 EAST COURT SQUARE
 ROOM 103
 CAMDEN  TN  38320
 Creditor: 21431 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 5 of 22                                                        $0.00       $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 COUNTY OF BOYD                     10/19/2001                 X      X        X
 SHERIFF - PHILIP STURGILL
 P.O. BOX 536
 CATLETTSBURG  KY  41129
 Creditor: 21330 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF BRACKEN SHERIFF          10/19/2001                 X      X        X
 ATTN: MIKE NELSON
 P.O. BOX 186
 BROOKSVILLE  KY  41004
 Creditor: 21323 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF BRECKINRIDGE             10/19/2001                 X      X        X
 BOBBY KENNEDY, SHERIFF
 P.O. BOX 127
 HARDINSBURG  KY  40143
 Creditor: 21346 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF CAMPBELL                 10/19/2001                 X      X        X
 JOHN DUNN, SHERIFF
 CAMPBELL COUNTY COURTHOUSE
 4TH  & YORK STREETS
 NEWPORT  KY  41071
 Creditor: 21366 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF CARLISLE                 10/19/2001                 X      X        X
 ATTN: STEVE MCCHRISTIAN
 P.O. BOX 487
 BARDWELL  KY  42023
 Creditor: 21318 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF CARROLL SHERIFF          10/19/2001                 X      X        X
 ATTN: CHARLES MAIDEN JR.
 440 MAIN STREET
 CARROLLTON  KY  41008
 Creditor: 21327 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF CHEATHAM                 10/19/2001                 X      X        X
 DOT JONES, TRUSTEE
 P.O. BOX 56
 ASHLAND  TN  37015
 Creditor: 21430 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF CRITTENDEN               10/19/2001                 X      X        X
 WAYNE AGENT, SHERIFF
 107 SOUTH MAIN STREET
 MARION  KY  42064
 Creditor: 21358 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF DAVIESS SHERIFF          10/19/2001                 X      X        X
 212 ST ANN STREET
 OWENSBORO  KY  42303-4146
 Creditor: 21368 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 6 of 22                                                         $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 COUNTY OF DECATUR TRUSTEE          10/19/2001                 X      X        X
 ATTN: JANIS WRIGHT
 BOX 488 COURTHOUSE
 DECATURVILLE  TN  38329
 Creditor: 21438 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF DICKSON TRUSTEE          10/19/2001                 X      X        X
 ATTN: LINDA FRAZIER
 P.O. BOX 246
 CHARLOTTE  TN  37036
 Creditor: 21432 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF DYER  TRUSTEE            10/19/2001                 X      X        X
 ATTN: JUDY PATTON
 COURTHOUSE P.O. BOX 1360
 DYERSBURG  TN  38024
 Creditor: 21441 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF FULTON                   10/19/2001                 X      X        X
 ATTN: ROBERT HOPPER, SHERIFF
 P.O. BOX 7
 HICKMAN  KY  42050
 Creditor: 21351 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF GALLATIN                 10/19/2001                 X      X        X
 ATTN: CLIFFORD HIGGINS
 P.O. BOX 1025
 WARSAW  KY  41095
 Creditor: 21377 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF GREENUP                  10/19/2001                 X      X        X
 ATTN: KEITH COOPER
 P.O. BOX 318
 GREENUP  KY  41144
 Creditor: 21345 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HAMILTON TRUSTEE         10/19/2001                 X      X        X
 ATTN: W.R. NOBLES
 ROOM 210 COURTHOUSE
 CHATTANOOGA  TN  37402
 Creditor: 21434 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HANCOCK                  10/19/2001                 X      X        X
 ATTN: RALPH DALE BOZARTH
 P.O. BOX 427
 HAWESVILLE  KY  42348
 Creditor: 21348 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HARDIN SHERIFF           10/19/2001                 X      X        X
 100 PUBLIC SQUARE
 ETOWN  KY  42701
 Creditor: 21338 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 7 of 22                                                         $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS




 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 COUNTY OF HARDIN TRUSTEE           10/19/2001                 X      X        X
 ATTN: LINDA MCCASLAND
 601 MAIN STREET
 SAVANNAH  TN  38372
 Creditor: 21452 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HENDERSON SHERIFF        10/19/2001                 X      X        X
 COURTHOUSE
 HENDERSON  KY  42420
 Creditor: 21350 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HENRY TRUSTEE            10/19/2001                 X      X        X
 ATTN: JUDY MCCLANAHAN
 PO BOX 776
 PARIS  TN  38242
 Creditor: 21450 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HICKMAN                  10/19/2001                 X      X        X
 ATTN: J.W. MORAN
 COURTHOUSE
 CLINTON  KY  42031
 Creditor: 21331 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HOUSTON TRUSTEE          10/19/2001                 X      X        X
 ATTN: ANNETTE BAGGETT
 P.O. BOX 210
 ERIN  TN  37061
 Creditor: 21442 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF HUMPHREYS TRUSTEE        10/19/2001                 X      X        X
 ATTN: WANDA ADKINS
 P.O. BOX 641
 WAVERLY  TN  37185
 Creditor: 21455 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF JEFFERSON                10/19/2001                 X      X        X
 SHERIFF'S OFFICE
 P.O. BOX 70300
 LOUISVILLE  KY  40270-0300
 Creditor: 21356 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF KENTON SHERIFF           10/19/2001                 X      X        X
 P.O. BOX 632
 COVINGTON  KY  41012
 Creditor: 21334 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF LAKE  TRUSTEE            10/19/2001                 X      X        X
 ATTN: TAMMIE HOPPER
 229 CHURCH STREET
 BOX 9
 TIPTONVILLE  TN  38079
 Creditor: 21454 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 8 of 22                                                         $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 COUNTY OF LAUDERDALE TRUSTEE       10/19/2001                 X      X        X
 ATTN: PAUL MEADOWS
 COURTHOUSE
 RIPLEY  TN  38063
 Creditor: 21451 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF LEWIS                    10/19/2001                 X      X        X
 ATTN: WILLIAM LEWIS
 LEWIS COUNTY COURTHOUSE
 VANCEBURG  KY  41179
 Creditor: 21375 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF LIVINGSTON               10/19/2001                 X      X        X
 ATTN: TOMMY WILLIAMS
 P.O. BOX 340
 SMITHLAND  KY  42081
 Creditor: 21374 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF LYON                     10/19/2001                 X      X        X
 ATTN: KENT MURPHY
 P.O. BOX 126
 EDDYVILLE  KY  42038
 Creditor: 21337 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF MARION TRUSTEE           10/19/2001                 X      X        X
 ATTN: DAVID KIRK
 P.O. BOX 789
 JASPER  TN  37347
 Creditor: 21443 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF MCCRACKEN                10/19/2001                 X      X        X
 FRANK AUGUSTUS, SHERIFF
 MCCRACKEN COUNTY COURTHOUSE
 PADUCAH  KY  42003
 Creditor: 21370 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF MEADE                    10/19/2001                 X      X        X
 JOSEPH GREER, SHERIFF
 516 FAIRWAY DRIVE
 BRADENBURG  KY  40108
 Creditor: 21321 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF MONTGOMERY TRUSTEE       10/19/2001                 X      X        X
 ATTN: CAROLYN BOWERS
 P.O. BOX 1005
 CLARKSVILLE  TN  37041
 Creditor: 21435 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF NASHVILLE & DAVIDSON     10/19/2001                 X      X        X
 CHARLIE CARDWELL, METROPOLITAN TTEE
 800 SECOND AVENUE NORTH SUITE 2
 NASHVILLE  TN  37201
 Creditor: 21447 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 9 of 22                                                         $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 COUNTY OF OLDHAM                   10/19/2001                 X      X        X
 ATTN: STEVE SPARROW
 100 WEST JEFFERSON STREET
 LA GRANGE  KY  40031
 Creditor: 21353 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF SHELBY TRUSTEE           10/19/2001                 X      X        X
 ATTN: BOB PATTERSON
 P.O. BOX 2751
 MEMPHIS  TN  38101-2751
 Creditor: 21445 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF STEWART TRUSTEE          10/19/2001                 X      X        X
 ATTN:  WILBY WILLIAMS
 P.O. BOX 618
 DOVER  TN  37058
 Creditor: 21440 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF TIPTON TRUSTEE           10/19/2001                 X      X        X
 ATTN: LAURA MAX RACINE
 P.O. BOX 487
 COVINGTON  TN  38019
 Creditor: 21437 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF TRIGG                    10/19/2001                 X      X        X
 ATTN: RANDY CLARK
 P.O. BOX 1609
 CADIZ  KY  42211-1609
 Creditor: 21325 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF TRIMBLE SHERIFF          10/19/2001                 X      X        X
 P.O. BOX 56
 BEDFORD  KY  40006
 Creditor: 21319 - 03

                                                                                                         $.00       UNKNOWN

 COUNTY OF WAYNE TRUSTEE            10/19/2001                 X      X        X
 ATTN: JANICE SMITH
 P.O. BOX 338
 WAYNESBORO  TN  38485
 Creditor: 21456 - 03

                                                                                                         $.00       UNKNOWN

 DEPARTMENT OF FINANCE & ADMIN      10/19/2001                 X      X        X
 CORPORATE INCOME TAX SECTION
 P.O. BOX 919
 LITTLE ROCK  AR  72203-0919
 Creditor: 21285 - 03

                                                                                                         $.00       UNKNOWN

 DEPARTMENT OF REVENUE              10/19/2001                 X      X        X
 P.O. BOX 3000
 JEFFERSON CITY  MI  65105-3000
 Creditor: 21401 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 10 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 DUNCAN, GEORGE                     10/19/2001                 X      X        X
 PERRY COUNTY COURTHOUSE
 P.O. BOX 910
 LINDEN  TN  37096
 Creditor: 21444 - 03

                                                                                                         $.00       UNKNOWN

 FLORIDA DEPARTMENT OF REVENUE      10/19/2001                 X      X        X
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0100
 Creditor: 21296 - 03

                                                                                                         $.00       UNKNOWN

 FRANCHISE TAX BOARD                10/19/2001                 X      X        X
 P.O. BOX 942857
 SACRAMENTO  CA  94257-0501
 Creditor: 21288 - 03

                                                                                                         $.00       UNKNOWN

 GIRTEN, JAMES                      10/19/2001                 X      X        X
 SHERIFF UNION
 PO BOX 30
 MORGANFIELD  KY  42437
 Creditor: 21364 - 03

                                                                                                         $.00       UNKNOWN

 HORWOOD, MARCUS & BERK             10/19/2001                 X      X        X
 180 NORTH LASALLE STREET
 SUITE 3700
 CHICAGO  IL  60601
 Creditor: 21302 - 03

                                                                                                         $.00       UNKNOWN

 INTERNAL REVENUE SERVICE CENTER    10/19/2001                 X      X        X
 ATTN: REVENUE OFF.
 ATLANTA  GA  39901-0012
 Creditor: 21298 - 03

                                                                                                         $.00       UNKNOWN

 INTERNAL REVENUE SERVICE CENTER    10/19/2001                 X      X        X
 ATTN: REVENUE OFFICER
 CINCINNATI  OH  45999-0009
 Creditor: 21413 - 03

                                                                                                         $.00       UNKNOWN

 KENTUCKY REVENUE CABINET           10/19/2001                 X      X        X
 ATTN: TREASURER
 FRANKFORT  KY  40620-0003
 Creditor: 21343 - 03

                                                                                                         $.00       UNKNOWN

 KENTUCKY REVENUE CABINET           10/19/2001                 X      X        X
 ATTN: TREASURER
 FRANKFORT  KY  40620
 Creditor: 21342 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 11 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 KENTUCKY REVENUE CABINET           10/19/2001                 X      X        X
 DEPARTMENT OF PROPERTY VALUATION
 200 FAIR OAKS LANE - 4TH FLOOR
 STATION 32
 FRANKFORT  KY  40620
 Creditor: 21341 - 03

                                                                                                         $.00       UNKNOWN

 MAYSVILLE/MASON                    10/19/2001                 X      X        X
 ATTN: TONY WENZ, SHERIFF
 COURTHOUSE
 MAYSVILLE  KY  41056
 Creditor: 21360 - 03

                                                                                                         $.00       UNKNOWN

 MAZZEFFI & COMPANY                 10/19/2001                 X      X        X
 1435 SOUTH ROSELLE ROAD
 SCHAUMBURG  IL  60193-4914
 Creditor: 21304 - 03

                                                                                                         $.00       UNKNOWN

 MCCARTHY TETRAULT LLP              10/19/2001                 X      X        X
 BOX 48, SUITE 4700
 TORONTO DOMINION BANK TOWER
 TORONTO  ON  M5K 1E6  CANADA
 Creditor: 21289 - 03

                                                                                                         $.00       UNKNOWN

 MIAMI-DADE PROPERTY APPRAISER      10/19/2001                 X      X        X
 111 NW 1 STREET
 SUITE 710
 MIAMI  FL  33128-1984
 Creditor: 21293 - 03

                                                                                                         $.00       UNKNOWN

 MINNESOTA PARTNERSHIP TAX          10/19/2001                 X      X        X
 MAIL STATION 1760
 ST. PAUL  MI  55145-1760
 Creditor: 21397 - 03

                                                                                                         $.00       UNKNOWN

 OFFICE OF REVENUE                  10/19/2001                 X      X        X
 P.O. BOX 23050
 JACKSON  MI  39225-3050
 Creditor: 21400 - 03

                                                                                                         $.00       UNKNOWN

 OFFICE OF REVENUE                  10/19/2001                 X      X        X
 P.O. BOX 23050
 JACKSON  MI  39215-1033
 Creditor: 21399 - 03

                                                                                                         $.00       UNKNOWN

 PARISH OF ORLEANS                  10/19/2001                 X      X        X
 1ST MUNICIPAL DISTRICT
 ATTN: PATRICIA JOHNSON
 4E01 CITY HALL - CIVIC CENTER
 1300 PERDIDO STREET
 NEW ORLEANS  LA  70112
 Creditor: 21386 - 03
                                                                                                         $.00       UNKNOWN


                                    Page 12 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 PENDLETON                          10/19/2001                 X      X        X
 ATTN: LARK O'HARA
 COURTHOUSE SQUARE
 FALMOUTH  KY  41040
 Creditor: 21339 - 03

                                                                                                         $.00       UNKNOWN

 PWBA                               10/19/2001                 X      X        X
 P.O. BOX 7043
 LAWRENCE  KS  66044-7043
 Creditor: 21314 - 03

                                                                                                         $.00       UNKNOWN

 ROUSE, MARILYN                     10/19/2001                 X      X        X
 BOONE COUNTY SHERIFF
 PO BOX 198
 BURLINGTON  KY  41005
 Creditor: 21324 - 03

                                                                                                         $.00       UNKNOWN

 SALES & USE TAX                    10/19/2001                 X      X        X
 P.O. BOX 999
 TRENTON  NJ  08646-0999
 Creditor: 21405 - 03

                                                                                                         $.00       UNKNOWN

 SALES AND USE TAX SECTION          10/19/2001                 X      X        X
 P.O. BOX 1272
 LITTLE ROCK  AR  72203
 Creditor: 21286 - 03

                                                                                                         $.00       UNKNOWN

 SECRETARY OF REVENUE               10/19/2001                 X      X        X
 P.O. BOX 91011
 BATON ROUGE  LA  70821-9011
 Creditor: 21384 - 03

                                                                                                         $.00       UNKNOWN

 SMITH, MARTHA CLERK & MASTER       10/19/2001                 X      X        X
 HARDIN COUNTY COURTHOUSE
 SECOND FLOOR
 SAVANNAH  TN  38372
 Creditor: 21453 - 03

                                                                                                         $.00       UNKNOWN

 STATE INCOME TAX                   10/19/2001                 X      X        X
 P.O. BOX 8026
 LITTLE ROCK  AR  72203-8026
 Creditor: 21287 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF ALABAMA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 SALES, USE & BUSINESS TAX DIVISION
 P.O. BOX 327710
 MONTGOMERY  AL  36132-7710
 Creditor: 21284 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 13 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF ALABAMA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 INDIVIDUAL AND CORP TAX DIVISION
 P.O. BOX 327441
 MONTGOMERY  AL  36132-7441
 Creditor: 21283 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF ALABAMA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 INDIVIDUAL AND CORP TAX DIVISION
 CORPORATE TAX SECTION
 P.O. BOX 327430
 MONTGOMERY  AL  36132-7430
 Creditor: 21282 - 03
                                                                                                         $.00       UNKNOWN

 STATE OF CONNECTICUT               10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE SERVICES
 P.O. BOX 2974
 HARTFORD  CT  06104-2974
 Creditor: 21292 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF CONNECTICUT               10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE SERVICES
 25 SIGOURNEY STREET
 P.O. BOX 2970
 HARTFORD  CT  06104-2970
 Creditor: 21291 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF CONNECTICUT               10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE SERVICES
 P.O. BOX 2935
 HARTFORD  CT  06104-2935
 Creditor: 21290 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF FLORIDA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0135
 Creditor: 21297 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF FLORIDA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0125
 Creditor: 21295 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF FLORIDA COMPTROLLER       10/19/2001                 X      X        X
 101 E. GAINES STREET
 3RD FLOOR
 TALLAHASSEE  FL  32399-0350
 Creditor: 21294 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF HAWAII  TAX COLLECTOR     10/19/2001                 X      X        X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 1530
 HONOLULU  HI  96806-1530
 Creditor: 21300 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 14 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF HAWAII  TAX COLLECTOR     10/19/2001                 X      X        X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 1425
 HONOLULU  HI  96806-1425
 Creditor: 21299 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF HAWAII  TAX COLLECTOR     10/19/2001                 X      X        X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 3559
 HONOLULU  HI  96811-3559
 Creditor: 21301 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF ILLINOIS                  10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 RETAILER'S OCCUPATION TAX
 SPRINGFIELD  IL  62776-0001
 Creditor: 21307 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF ILLINOIS                  10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 19031
 SPRINGFIELD  IL  62794-9031
 Creditor: 21306 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF ILLINOIS                  10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 19008
 SPRINGFIELD  IL  62794-9008
 Creditor: 21305 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF ILLINOIS                  10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 6994
 CHICAGO  IL  60680-6994
 Creditor: 21303 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF INDIANA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 100 NORTH SENATE AVENUE
 INDIANAPOLIS  IN  46204
 Creditor: 21310 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF INDIANA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 7231
 INDIANAPOLIS  IN  46207-7231
 Creditor: 21309 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF INDIANA                   10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 100 NORTH SENATE AVENUE
 INDIANAPOLIS  IN  46204-2253
 Creditor: 21308 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 15 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF IOWA                      10/19/2001                 X      X        X
 DEPT OF REVENUE AND FINANCE
 INCOME TAX RETURN PROCESSING
 HOOVER STATE OFFICE BUILDING
 DES MOINES  IA  50319-0120
 Creditor: 21312 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF IOWA                      10/19/2001                 X      X        X
 DEPT OF REVENUE AND FINANCE
 CORP TAX RETURN PROCESSING
 P.O. BOX 10468
 DES MOINES  IA  50306-0468
 Creditor: 21311 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF IOWA TREASURER            10/19/2001                 X      X        X
 SALES/USE TAX PROCESSING
 P.O. BOX 10412
 DES MOINES  IA  50306-0412
 Creditor: 21313 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF LOUISIANA                 10/19/2001                 X      X        X
 DEPT OF REVENUE & TAXATION
 UNCLAIMED PROPERTY SECTION
 PO BOX 91010
 BATON ROUGE  LA  70821-9010
 Creditor: 21475 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF LOUISIANA                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 3440
 BATON ROUGE  LA  70821-3440
 Creditor: 21383 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF LOUISIANA                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 3138
 BATON ROUGE  LA  70821-3138
 Creditor: 21382 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MAINE                     10/19/2001                 X      X        X
 REVENUE SERVICES
 24 STATE HOUSE STATION
 AUGUSTA  MA  04333-0024
 Creditor: 21388 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MAINE                     10/19/2001                 X      X        X
 REVENUE SERVICES
 INCOME/ESTATE TAX DIVISION
 P.O. BOX 1062
 AUGUSTA  MA  04332-1062
 Creditor: 21389 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MARYLAND                  10/19/2001                 X      X        X
 COMPTROLLER OF THE TREASURY
 110 CARROLL STREET
 ANNAPOLIS  MA  21411-0001
 Creditor: 21391 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 16 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF MARYLAND COMPTROLLER      10/19/2001                 X      X        X
 REVENUE ADMINISTRATION DIVISION
 ANNAPOLIS  MA  21411-0001
 Creditor: 21390 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MASSACHUSETTS             10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 7039
 BOSTON  MA  02204-7039
 Creditor: 21394 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MASSACHUSETTS             10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 7017
 BOSTON  MA  02204
 Creditor: 21393 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MASSACHUSETTS             10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 7005
 BOSTON  MA  02204
 Creditor: 21392 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MINNESOTA                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 64622
 ST. PAUL  MI  55164-0622
 Creditor: 21396 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MINNESOTA                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 MAIL STATION 1250
 ST. PAUL  MI  55145-1250
 Creditor: 21395 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MISSISSIPPI               10/19/2001                 X      X        X
 TAX COMMISSION
 P.O. BOX 960
 JACKSON  MI  39205
 Creditor: 21398 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MISSOURI                  10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 700
 JEFFERSON CITY  MI  65105-0700
 Creditor: 21403 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF MISSOURI                  10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 DIVISION OF TAXATION & COLLECTION
 P. O. BOX 840
 JEFFERSON CITY  MI  65105-0840
 Creditor: 21402 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 17 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF NEW JERSEY                10/19/2001                 X      X        X
 DIVISION OF TAXATION
 REVENUE PROCESSING CENTER
 P.O. BOX 666
 TRENTON  NJ  08646-0666
 Creditor: 21406 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF NEW JERSEY                10/19/2001                 X      X        X
 DIVISION OF TAXATION
 REVENUE PROCESSING CENTER
 P.O. BOX 194
 TRENTON  NJ  08647-0194
 Creditor: 21404 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF NEW YORK                  10/19/2001                 X      X        X
 CORPORATION TAX
 PROCESSING UNIT
 P.O. BOX 1909
 ALBANY  NY  12201-1909
 Creditor: 21407 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF NEW YORK                  10/19/2001                 X      X        X
 SALES TAX PROCESSING
 JAF BUILDING
 P.O. BOX 1205
 NEW YORK  NY  10116-1205
 Creditor: 21409 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF NORTH CAROLINA            10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0500
 Creditor: 21412 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF NORTH CAROLINA            10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0645
 Creditor: 21411 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF NORTH CAROLINA            10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0700
 Creditor: 21410 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF OHIO TREASURER            10/19/2001                 X      X        X
 P.O. BOX 181140
 COLUMBUS  OH  43218-1140
 Creditor: 21415 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF OHIO TREASURER            10/19/2001                 X      X        X
 P.O. BOX 16561
 COLUMBUS  OH  43216-6561
 Creditor: 21414 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 18 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF OHIO TREASURER            10/19/2001                 X      X        X
 P.O. BOX 27
 COLUMBUS  OH  43266-0027
 Creditor: 21416 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF OREGON                    10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 PROPERTY TAX DIVISION
 955 CENTER STREET NE
 SALEM  OR  97301-2555
 Creditor: 21419 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF OREGON                    10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 14790
 SALEM  OR  97309-0470
 Creditor: 21418 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF OREGON                    10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 14260
 SALEM  OR  97309-5060
 Creditor: 21417 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF PENNSYLVANIA              10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 DEPT. 280406
 HARRISBURG  PA  17128-0406
 Creditor: 21422 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF PENNSYLVANIA              10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 BUREAU OF INDIVIDUAL TAXES
 DEPT. 280509
 HARRISBURG  PA  17128-0509
 Creditor: 21421 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF PENNSYLVANIA              10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 BUREAU OF CORPORATION TAXES
 DEPT. 280427
 HARRISBURG  PA  17128-0427
 Creditor: 21420 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF RHODE ISLAND              10/19/2001                 X      X        X
 DIVISION OF TAXATION
 ONE CAPITOL HILL
 PROVIDENCE  RI  02908-5801
 Creditor: 21424 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF RHODE ISLAND              10/19/2001                 X      X        X
 ONE CAPITOL HILL
 STE 4
 PROVIDENCE  RI  02908-5802
 Creditor: 21425 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 19 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF RHODE ISLAND              10/19/2001                 X      X        X
 TAX ADMINISTRATOR
 ONE CAPITOL HILL
 PROVIDENCE  RI  02908-5811
 Creditor: 21426 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF SOUTH CAROLINA            10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 SALES TAX RETURN
 COLUMBIA  SC  29214-0101
 Creditor: 21429 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF SOUTH CAROLINA            10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 PARTNERSHIP RETURN
 COLUMBIA  SC  29214-0008
 Creditor: 21428 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF SOUTH CAROLINA            10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 CORPORATION RETURN
 COLUMBIA  SC  29214-0100
 Creditor: 21427 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF TENNESSEE                 10/19/2001                 X      X        X
 COMPTROLLER OF THE TREASURY
 OFFICE OF STATE ASSESSED PROPERTIES
 500 DEADERICK STREET - SUITE 500
 NASHVILLE  TN  37243-0281
 Creditor: 21448 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF TENNESSEE                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 ANDREW JACKSON STATE OFFICE BLDG
 500 DEADERICK STREET
 NASHVILLE  TN  37242
 Creditor: 21449 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF VIRGINIA                  10/19/2001                 X      X        X
 DEPARTMENT OF TAXATION
 P.O. BOX 26626
 RICHMOND  VI  23261-6626
 Creditor: 21460 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF VIRGINIA                  10/19/2001                 X      X        X
 DEPARTMENT OF TAXATION
 P.O. BOX 1500
 RICHMOND  VI  23218-1500
 Creditor: 21459 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WASHINGTON                10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 34054
 SEATTLE  WA  95124-1054
 Creditor: 21464 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 20 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF WASHINGTON                10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 47473
 OLYMPIA  WA  98504-7473
 Creditor: 21463 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WASHINGTON                10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 SPECIAL PROGRAMS DIVISION
 MISCELLANEOUS TAX SECTION
 P.O. BOX 47477
 OLYMPIA  WA  98504-7477
 Creditor: 21462 - 03
                                                                                                         $.00       UNKNOWN

 STATE OF WASHINGTON                10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 SPECIAL PROGRAMS DIVISION
 COMMERCIAL VESSEL TAX
 P.O. BOX 47477
 OLYMPIA  WA  98504-7477
 Creditor: 21461 - 03
                                                                                                         $.00       UNKNOWN

 STATE OF WEST VIRGINIA             10/19/2001                 X      X        X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 1202
 CHARLESTON  WV  25324-1202
 Creditor: 21466 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WEST VIRGINIA             10/19/2001                 X      X        X
  TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 3694
 CHARLESTON  WV  25336-3694
 Creditor: 21465 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WEST VIRGINIA             10/19/2001                 X      X        X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 425
 CHARLESTON  WV  25322-0425
 Creditor: 21470 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WEST VIRGINIA             10/19/2001                 X      X        X
 TAX DEPARTMENT
 P.O. BOX 1826
 CHARLESTON  WV  25327-1826
 Creditor: 21469 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WEST VIRGINIA             10/19/2001                 X      X        X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 3694
 CHARLESTON  WV  25336-3694
 Creditor: 21468 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WEST VIRGINIA             10/19/2001                 X      X        X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 1071
 CHARLESTON  WV  25324-1071
 Creditor: 21467 - 03

                                                                                                         $.00       UNKNOWN

                                    Page 21 of 22                                                        $0.00      $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount           Unsecured
 Mailing Address                    before the date listed                                         of Claim         Portion
 Including Zip Code                 below.                            Unliquidated                                  if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date                   Amount
Sub Schedule                        TAXING AUTHORITIES
 STATE OF WISCONSIN                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 BOX 93389
 MILWAUKEE  WI  53293-0389
 Creditor: 21474 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WISCONSIN                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 8965
 MADISON  WI  53708-8965
 Creditor: 21473 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WISCONSIN                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 8908
 MADISON  WI  53708-8908
 Creditor: 21472 - 03

                                                                                                         $.00       UNKNOWN

 STATE OF WISCONSIN                 10/19/2001                 X      X        X
 DEPARTMENT OF REVENUE
 P.O. BOX 59
 MADISON  WI  53785-0001
 Creditor: 21471 - 03

                                                                                                         $.00       UNKNOWN

 STATE PROCESSING CENTER            10/19/2001                 X      X        X
 P.O. BOX 61000
 ALBANY  NY  12261-0001
 Creditor: 21408 - 03

                                                                                                         $.00       UNKNOWN

 STATE TAX COLLECTOR                10/19/2001
 PO BOX 259
 HONOLULU  HI  96809
 Creditor: 126854 - 03

                                                                                                   $42,473.70       $42,473.70

           Total Sub Schedule:                                                                     $42,473.70       $42,473.70

             Total Schedule E:                                                                     $42,473.70       $42,473.70

                                                                     Page 22 of 22                 $42,473.70       $42,473.70

                          UNITED STATES BANKRUPTCY COURT
                                DISTRICT OF DELAWARE

In re:GREAT INDEPENDENCE SHIP CO.                   Case Number:01-10969 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

[X] Check this box if debtor has no creditors holding executory contracts and unexpired leases to report on this Schedule G.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

 In re:GREAT INDEPENDENCE SHIP CO.                  Case Number:01-10969 (EIK )

                                   SCHEDULE H

 Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

 CREDITOR                                 CODEBTOR

UNITED STATES DEPARTMENT                 GREAT HAWAIIAN CRUISE LINE CO.
OF TRANSPORTATION                          2 NORTH RIVERSIDE PLAZA
MARITIME ADMINISTRATION                   CHICAGO, IL 60606
400 SEVENTH STREET, SW
WASHINGTON  DC  20590




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